CERTIFICATION OF PERIODIC REPORT


I,  Maarten  Reidel,  Chief  Financial Officer of Mercer International Inc. (the
"Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November  14,  2002


                                              /s/  Maarten  Reidel
                                              -------------------------
                                              Maarten  Reidel
                                              Chief  Financial  Officer